UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 29, 2006

                         GLOBAL REALTY DEVELOPMENT CORP.
                        --------------------------------
               (Exact name of registrant as specified in charter)


            Delaware                    000-32467              13-4105842
            --------                    ---------              ----------
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)        Identification No.)


 11555 Heron Bay Boulevard, Suite 200 Coral Springs Florida         33076
 ----------------------------------------------------------         -----
        (Address of principal executive offices)                 (Zip Code)

       Registrant's telephone number, including area code: (954) 603-0522

          (Former name of former address, if changed since last report)

                                   Copies to:
                             Richard Friedman, Esq.
                       Sichenzia Ross Friedman Ference LLP
                           1065 Avenue of the Americas
                            New York, New York 10018
                              Phone: (212) 930-9700
                               Fax: (212) 930-9725

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 2.01 Completion of Acquisition or Disposition of Assets.

     On August 29, 2006, Global Realty Development Corp. (the "Company") entered into a Share Exchange Agreement with MJD Films, Inc. Pursuant to the terms of the Share Exchange Agreement, the Company acquired all of the outstanding equity of MJD Films, Inc. from Roy A. Sciacca, its sole shareholder, in exchange for the issuance of an aggregate of 4,000,000 shares of common stock of the Company and 2,000,000 warrants to purchase shares of common stock of the Company with an exercise price of $0.60 per share. MJD Films, Inc. is a film producer.

Item 7.01 Regulation FD Disclosure

     On August 29, 2006, the Company announced that it acquired MJD Films, Inc. A copy of the press release that discusses this matter is filed as Exhibit 99.1 to, and incorporated by reference in, this report. In accordance with Regulation FD, this current report is being filed to publicly disclose all information that was provided in its press release. This report under Item 7.01 is not deemed an admission as to the materiality of any information in this report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit
Number     Description
--------------------------------------------------------------------------------
10.1 Share Exchange Agreement, dated as of August 29, 2006, by and between Global Realty Development Corp. and MJD Films, Inc.
99.1 Press Release, dated August 29, 2006, issued by Global Realty Development Corp

                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             GLOBAL REALTY DEVELOPMENT CORP.


Dated: September 6, 2006                     By:  /s/ Robert Kohn
                                             --------------------
                                             Name:    Robert Kohn
                                             Title: Chief Executive Officer